          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. IN ADDITION, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT DATED AUGUST 25, 1995, AS AMENDED, AMONG MAGNAVISION CORPORATION AND THE OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, MAGNAVISION CORPORATION HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY, REGISTERED IN THE NAME OF THE HOLDER HEREOF OR ITS DESIGNEE. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER HEREOF TO THE SECRETARY OF MAGNAVISION CORPORATION.





                               MAGNAVISION CORPORATION



            ------------------------------------------------------------
            |         No. 1B                   |         Warrant to    |
            |                                  |Purchase 2,964,369     |
            |                                  |Shares of Common Stock |
            |                                  |                       |
            ------------------------------------------------------------




                                                         As of June 3, 1996





                           Not Transferable or Exercisable
                       Except Upon Conditions Herein Specified

                               Void After June 4, 2004





                    This certifies that, for value received, IBJ Schroder Bank & Trust Company, or assigns (the "Holder"), is entitled to purchase from MAGNAVISION CORPORATION, a Delaware corporation ("Holdings"), TWO MILLION NINE HUNDRED SIXTY FOUR THOUSAND THREE

          HUNDRED AND SIXTY NINE shares of Common Stock, $.004 par value, which shares represent as of the date hereof four and eight-tenths (4.8) percent of the outstanding shares of all classes of Common Stock of Holdings on a fully-diluted basis (subject to adjustment from time to time as hereinafter provided), at a per share price equal to the Warrant Price (as defined in Section 4), as adjusted from time to time as provided in Section 4, at any time or from time to time during the Exercise Period. "Exercise Period" shall mean the period commencing with and including the date hereof and ending at midnight on June 4, 2004. This Warrant to Purchase 2,964,369 shares of Common Stock (the "Warrant") has been issued to the Holder pursuant to the terms of the Securities Purchase Agreement, dated August 25, 1995, as amended by Amendment No. 1 to the Securities Purchase Agreement, dated June 3, 1996 (the "Securities Purchase Agreement"), among Holdings, Magnavision Corporation (the "Company"), Magnavision Wireless Cable, Inc. (the "New Subsidiary"; and together with Holdings and the Company, the "Obligors"), IBJS Capital Corporation ("IBJSCC"), IBJ Schroder Bank & Trust Company ("IBJS") and KOCO Capital Company, L.P. ("KOCO"; and together with IBJSCC and IBJS collectively, the "Investors").

          (1)                      Exercise of Warrant.

                    The rights represented by this Warrant may be exercised by the Holder hereof, in whole, or in blocks of at least 200,000 shares of Common Stock unless fewer than 200,000 shares of Common Stock remain issuable upon the exercise of this Warrant, in which event this Warrant may be exercisable for such remaining shares, at any time or from time to time during the Exercise Period, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of Holdings, at 1725 Highway 35 South, Wall Township, New Jersey 07719 (or at such other agency or office of Holdings in the United States of America as it may designate by notice in writing to the Holder hereof at the address of such Holder appearing on the books of Holdings), and by payment to Holdings of the Warrant Price for each share being purchased by delivery of (i) cash or a check,
          (ii) delivery of shares of Common Stock, valued for such purposes, at the Market Price (as defined in Section 4) per share on the date of exercise, (iii) delivery of Warrants to purchase Common Stock, valued for such purposes, at the difference between the average Market Price per share of Common Stock for the prior 10 trading days and the Warrant Price per share and/or (iv) the cancellation of principal amount of Notes of Holdings issued pursuant to the Securities Purchase Agreement in the amount of the Warrant Price for each share being purchased, in each case in effect on the date of exercise. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased (the "Warrant Stock"), registered in the name of the person entitled to receive the same, shall be delivered to the Holder hereof within a reasonable time, not exceeding 15 days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (including any fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Warrant Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the Holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of Holdings are closed, such person shall be deemed to have become the Holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open. This Warrant may not be exercised for fractional shares of Common Stock. In the event that upon the final exercise of this Warrant there is a remaining fractional share hereunder, Holdings shall pay the Holder hereof an amount equal to the comparable fraction of the current Market Price per share as of the date of exercise.

          (2)                    Covenants as to Common Stock.

                    Holdings covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof. Without limiting the generality of the foregoing, Holdings covenants that it will from time to time take all such action as may be required to assure that the stated or par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Price. Holdings further covenants and agrees that Holdings will at all times have authorized and reserved, free from any and all restrictions, including, without limitation, preemptive rights, restrictions with respect to the voting, transfer or other rights exercisable by a Holder, and encumbrances or liens, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. Holdings also covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act of 1933, as amended) before such shares may be validly issued or delivered upon exercise of this Warrant, then Holdings will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

          (3)                    Surrender of Warrant.

          (a) On the date on or prior to January 31, 1997, that Magnavision Corporation, a New Jersey corporation and wholly-owned subsidiary of Holdings (the "Company"), receives the proceeds from a buyer (the "Buyer") in connection with a sale of assets outside of the ordinary course of business (an "Asset Sale") or the sale of the capital stock of the subsidiary of the Company that holds the license (the "License") granted to the Company by the Department of Education, Archdiocese of New York pursuant to the License Agreement, dated August 20, 1990, as amended on January 6, 1994, by the First Agreement of Amendment to License Agreement, the Holder shall, subject to the prior occurrence or satisfaction of the following events or conditions:

                    (i) if a written sale memorandum relating to the License (the "Sale Memorandum") is completed prior to or as of July 5, 1996, as determined by the Investors in their sole and reasonable discretion, surrender that number of Warrants as determined on Exhibit A annexed hereto; or

                    (ii) if a Sale Memorandum is not completed prior to or as of July 5, 1996, as determined by the Investors in their sole and reasonable discretion, surrender that number of warrants as determined on Exhibit B annexed hereto.

          (b) Notice of surrender of this Warrant shall be sent to the Holder, first-class certified mail, return receipt requested, postage prepaid, within 15 days of the occurrence of the events set forth in Sections (a)(i) and (ii) hereof. The surrender of the Warrant shall take place at the offices of Holdings no earlier than 30 nor more than 45 days after notice of surrender shall have been given to the Holder, at which time, the Holder shall be entitled to receive a new Warrant the terms of such new Warrant to be the same as under this Warrant against receipt by Holdings of the surrendered Warrant.

          (4)                Adjustment of Number of Shares and Warrant Price.

          (a) The per share price at which the Holder shall be entitled to purchase the shares of Common Stock upon the exercise of this Warrant shall initially be equal to $.27 per share (as such price may from time to time be adjusted in accordance with this Section 4, hereinafter called the "Warrant Price"). The Warrant Price shall be subject to adjustment from time to time as follows:

                               (i) If Holdings shall at any time or from
               time to time after the date hereof (the "Warrant Issuance Date"), issue any warrant or other securities exercisable for or exchangeable or convertible into shares of Common Stock, other than Excluded Stock (as hereinafter defined), without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of such security, the Warrant Price in effect immediately prior to each such issuance shall forthwith (except as provided in this clause (i)) be lowered, effective as of the date of such issuance, to the price calculated by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock Deemed Outstanding on a fully diluted basis immediately prior to such issuance multiplied by the then existing Warrant Price plus (2) the aggregate consideration, if any, received by Holdings upon such issuance (calculated as set forth below), by (y) the total number of shares of Common Stock Deemed Outstanding on a fully diluted basis immediately after (and including) such issuance.

                               (ii) For the purposes of any adjustment of
               the Warrant Price pursuant to clause (i), the following provisions shall be applicable:

                                   (1) In the case of the issuance of
                  securities for cash, the consideration received shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by Holdings for any underwriting or otherwise in connection with the issuance thereof.

                                   (2) In the case of the issuance of
                  securities for a consideration in whole or in part other than cash, the consideration received shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of Holdings, irrespective of any accounting treatment; provided, however, that such fair market value as determined by the Board of Directors (plus any cash consideration received in such issuance) shall not exceed the average Market Price of the shares of Common Stock being issued calculated for the most recent 30 consecutive day period for which such Market Price is available.

                                   (3) The aggregate maximum number of
                  shares of Common Stock deliverable upon exercise of options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (1) and (2) above), if any, received by Holdings upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                                   (4) On any change in the number of
                  shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Warrant Price shall forthwith be readjusted to the Warrant Price which would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change been made upon the basis of such change.

                                   (5) On the expiration of any such
                  options or rights, the Warrant Price shall forthwith be readjusted to the Warrant Price which would have obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of the Common Stock actually issued upon the exercise of such options or rights.

                               (iii) "Excluded Stock" shall mean:

                                    (A) securities issued pursuant to
                    the acquisition of another corporation by Holdings by merger, stock acquisition, reorganization, purchase of substantially all of the assets or otherwise whereby Holdings owns not less than a majority in voting power of such other corporation after such transaction;

                                    (B) all Common Stock and all warrants
                    and options to purchase Common Stock issued or granted prior to the Warrant Issuance Date and all Common Stock issued upon exercise of such warrants and options;

                                    (C) options to purchase up to 2,900,000
                    shares of Common Stock issued pursuant to one or more stock option plans adopted by Holdings for the benefit of its management and employees and all Common Stock issued upon the exercise of such options; and

                               (iv) If, at any time after the Warrant
               Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, effective as of such record date, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable on exercise of this Warrant and the number of Warrants to be surrendered pursuant to
               Section 3 hereof (after giving effect to Section 4(a)(vii) below) shall be increased in proportion to such increase in outstanding shares.

                               (v) If, at any time after the Warrant
               Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, effective as of such record date, the Warrant Price shall be appropriately increased so that the number of shares of Common Stock issuable on exercise of this Warrant and the number of Warrants to be surrendered pursuant to Section 3 hereof (after giving effect to Section 4(a)(vii) below) shall be decreased in proportion to such decrease in outstanding shares; provided, however, that if during the twelve (12) month period subsequent to such combination the average Market Price of the Common Stock for 120 or more consecutive trading days (the "Mean Price") is at least twenty (20) percent less than $.56 per share (or its appropriate equivalent), the Warrant Price (after giving effect to Section 4(a)(viii) below) shall be appropriately decreased to an amount equal to the then Warrant Price multiplied by a fraction, the numerator of which is the Mean Price and the denominator of which is $.56 (or its appropriate equivalent).

                               (vi) In case, at any time after the Warrant
               Issuance Date, of any capital reorganization or any reclassification of the capital stock of Holdings (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), Holdings shall cause effective provision to be made so that this Warrant shall after such reorganization or reclassification be exercisable for the kind and number of shares of stock or other securities or property of Holdings to which such properties and assets shall have been sold or otherwise disposed to which the Holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization or reclassification) upon exercise of this Warrant would have been entitled upon such reorganization or reclassification and any such provision shall include provisions for adjustments in respect of such stock, securities or other property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The provisions of this Section 4(a)(vi) shall similarly apply to successive reorganizations or reclassifications.

                               (vii) In case, at any time after the Warrant
               Issuance Date, of any capital reorganization, or any reclassification of the stock of Holdings (other than a change in par value or from par value to no par value or from no par value to par value as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of Holdings with or into another corporation, association, partnership, joint venture, organization, business, individual or any other entity (a "Person") (other than a consolidation or merger in which Holdings is the continuing corporation and which does not result in any change in the Common Stock) or of the sale or other disposition of all or substantially all the properties and assets of Holdings as an entirety to any other Person, this Warrant shall after such reorganization, reclassification, consolidation, merger, sale or other disposition be exercisable to purchase the kind and number of shares of stock or other securities or property of Holdings or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which the Holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or other disposition) upon exercise of this Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger, same or other disposition. The provisions of this Section 4(a)(vii) shall similarly apply to successive reorganizations, reclassification, consolidations, mergers, sales or other disposition.

                               (viii) In case, at any time after the Warrant
               Issuance Date, Holdings shall declare a cash dividend upon its Common Stock payable out of earned surplus or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other Persons, evidences of indebtedness issued by Holdings or other Persons, other assets or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of Holdings convertible into or exchangeable for Common Stock), then the Warrant Price shall be appropriately decreased by the amount of such cash dividend or other distribution on a Common
               Stock equivalents basis.

                               (ix) Upon any adjustment to the Warrant Price
               hereunder, the number of shares purchasable upon the exercise of this Warrant shall be adjusted to the number obtained by dividing:

                                    (A) an amount equal to the product of
                    the number of shares purchasable hereunder immediately prior to such adjustment and the Warrant Price immediately prior to such adjustment, by

                                    (B) the Warrant Price immediately after
                    such adjustment.

                               (x) All calculations under this Section 4(a)
               shall be made to the nearest one-tenth of a cent ($.001) or to the nearest one-tenth of a share, as the case may be.

                               (xi) As used in this Section 4,

                                    (A) "Market Price" at any date of one
                    share of Common Stock shall be (1) the last reported sales price regular way or, in case no such reported sales took place on such day, the last reported bid price regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or if the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the last reported sale price, or if there is no such sale price, the last reported bid price, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on such day, or if, on any day in question, the security shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid price on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.) or (2) if Holdings' Common Stock is not listed or admitted to trading on a principal national securities exchange, the value given such share as determined by Holdings' Board of Directors; provided, however, that if the Holder notifies Holdings in writing disputing such determination by the Holdings' Board of Directors within 20 days after such determination, the Holder and Holdings shall mutually agree upon and select an investment bank to determine the value of one share of Common Stock, the investment bank's determination to be conclusive, absent manifest error, and the costs of such determination to be equally borne by Holdings and the Holder, except that the Holder shall bear such costs if the investment bank's determination is equal to or less than Holdings Board of Directors' determination.

                                    (B) "Common Stock Deemed Outstanding"
                    means, at any given time, without duplication, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subdivision (3) of
                    Section 4(a)(ii) and Common Stock issuable upon the conversion of any security of Holdings.

                              A corresponding adjustment in the number of
                    Warrants to be surrendered pursuant to Section 3 hereof shall also be made so that the number of Warrants to be surrendered represents the same percentage of the number of shares of Common Stock issuable upon exercise of Warrants prior to the adjustment.

                               (xii) In any case in which the provisions of
               this Section 4(a) shall require that an adjustment shall become effective as of a record date for an event, Holdings may defer until the occurrence of such event issuing to the Holder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment.

      (b) Whenever the Warrant Price and the number of shares subject to this Warrant and the number of Warrants to be surrendered shall be adjusted as provided in this Section 4, Holdings shall within 10 days file, at the office of the transfer agent for the Common Stock or at such other place as may be designated by Holdings, a statement, signed by its President or Chief Financial Officer and by its Treasurer, showing in detail the facts requiring such adjustment and the Warrant Price and the number of shares subject to this Warrant that shall be in effect after such adjustment. Holdings shall also cause a copy of such statement to be given to the Holder of this Warrant. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 4(c).

      (c) In the event Holdings shall propose to take any action of the types described in clauses (i), (iv), (v), (vi), (vii) or (viii) of Section 4(a), Holdings shall give 20 days advance written notice to the Holder of this Warrant at such address as such Holder shall have provided to Holdings, which notice shall specify with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrant Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. In the event Holdings proposes to make any distribution to holders of its Common Stock which would not give rise to any adjustment to the Warrant Price hereunder, Holdings shall establish a record date for determining the holders of record of Common Stock who will be entitled to receive such distribution, and shall give the Holder of record of this Warrant notice (in the manner specified above) of such distribution and record date at least 20 days in advance of such record date.

      (d) Holdings shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of Holdings upon exercise of all or any part of this Warrant; provided, however, that Holdings shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder of this Warrant.

          (5)                  No Stockholder Rights.

                    Except for the rights to elect 2 directors to the Board of Directors of Holdings or to be present at all the Board of Director meetings of Holdings pursuant to the Amended and

          Restated Stockholders' Agreement, dated the date hereof, by and among Holdings and the Stockholders thereto, the Holder hereof shall not be entitled to any voting rights or other rights as a stockholder of Holdings by reason of the rights granted under this Warrant until the Holder hereof shall purchase shares of Common Stock hereunder.

          (6)                   Exchange of Warrant.

                    This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of Holdings designated in Section 1 hereof, for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

          (7)                   Lost, Stolen, Mutilated or Destroyed Warrant.

                    If this Warrant is lost, stolen, mutilated or destroyed, Holdings may, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose, including the ability of the indemnitor to pay any such indemnity (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.
          Any such new Warrant shall constitute an original contractual obligation of Holdings, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

          (8)                 Listing on Securities Exchanges.

                    Holdings shall list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon the exercise of this Warrant, and shall maintain, so long as any other shares of its Common Stock shall be so listed, all shares of Common Stock from time to time issuable upon the exercise of this Warrant, and Holdings shall so list on each national securities exchange, and shall maintain such listing of, any other shares of capital stock of Holdings issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange by Holdings. Any such listing shall be at Holdings' expense.

          (9)                    Availability of Information.

                    Holdings shall comply with all applicable public information reporting requirements of the Securities and Exchange Commission (the "SEC") (including those required to make available the benefits of Rule 144 under the Securities Act of
          1933) to which it may from time to time be subject. Holdings shall also cooperate with each Holder of this Warrant and Holder of any Common Stock issued upon exercise of this Warrant in supplying such information as may be necessary for such Holder to complete and file any information reporting forms currently or hereafter required by the SEC as a condition to the availability of an exemption from the Act for the sale of any Warrant or Common Stock issued upon exercise of this Warrant.

          (10)                    Successors.

                    All the provisions of this Warrant by or for the benefit of Holdings or the Holder shall bind and inure to the benefit of their respective successors and assigns. Holdings acknowledges and agrees that the Holder shall have the right to assign its right, title and interests under this Warrant, in whole or in part, to any of its affiliates, in its sole discretion.

          (11)                    Headings.

                    The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

          (12)                    Governing Law.

                    This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to the laws and principles thereof which would direct the application of the laws of another jurisdiction.

                    IN WITNESS WHEREOF, Magnavision Corporation has caused this Warrant to be executed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the date first set forth above.

                                        MAGNAVISION CORPORATION









                                        By:___________________________

                                           Nicholas Mastrorilli, Sr.,
                                           President





          [CORPORATE SEAL]







          ATTEST:


          ........................
          Secretary

                                                                       EXHIBIT A


                                   IBJS SURRENDERED WARRANTS

                                     WITH SALE MEMORANDUM

           -------------------------------------------------------------------------------------
           |                         |                                                         |
           |                         |                                                         |
           |                         |                        Sale Price                       |
           -------------------------------------------------------------------------------------
           |  Aggregate Working      |              |$30,000,000   |$45,000,000|  |            |
           |  Capital Advances       |              |    to        |    to        |            |
           |    through the          |              |$44,999,999   |$70,000,000   |            |
           |     Sale Date           |$30,000,000   |              |              |$70,000,000 |
           |                         |              |              |              |            |
           -------------------------------------------------------------------------------------
           |     Up to $400,000      |   -2,537,794 |   -2,624,964 | -2,711,191   | -2,753,956 |
           -------------------------------------------------------------------------------------
           |     $400,001 to         |   -2,315,645 |   -2,449,667 | -2,581,498   | -2,646,608 |
           |$500,000                 |              |              |              |            |
           -------------------------------------------------------------------------------------
           |   $500,001 to           |   -2,087,257 |   -2,270,475 | -2,449,667   | -2,537,794 |
           |$600,000                 |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         $600,001 to     |   -1,852,363 |   -2,087,257 | -2,315,645   | -2,427,483 |
           |$700,000                 |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         $700,001 to     |   -1,610,681 |   -1,899,876 | -2,179,378   | -2,315,645 |
           |$800,000                 |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         $800,001 to     |   -1,361,912 |   -1,708,187 | -2,040,807   | -2,202,247 |
           |$900,000                 |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         $900,001 to     |   -1,105,741 |   -1,512,041 | -1,899,876   | -2,087,257 |
           |$1,000,000               |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         $1,000,001 to   |     -841,831 |   -1,311,280 | -1,756,521   | -1,970,640 |
           |$1,100,000               |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         Over            |     -569,827 |   -1,105,741 | -1,610,681   | -1,852,363 |
           |$1,100,001               |              |              |              |            |
           -------------------------------------------------------------------------------------


                    "Aggregate Working Capital Advances" means the aggregate amount of the Interim Advance and the Working Capital Advances made pursuant to Section 2.2 of the Securities Purchase Agreement.

                    "Sale Date" means the date the Company or a subsidiary thereof executes a binding and enforceable written agreement with a Buyer for an Asset Sale or the sale of the capital stock of a subsidiary of the Company.

                    "Sale Price" means the gross proceeds received from an Asset Sale or the sale of the capital stock of the subsidiary of the Company which holds the License.

                                                                  EXHIBIT B

                            IBJS SURRENDERED WARRANTS

                             WITHOUT SALE MEMORANDUM

           -------------------------------------------------------------------------------------
           |                         |                                                         |
           |                         |                      Sale Price                         |
           |                         |                                                         |
           -------------------------------------------------------------------------------------
           |  Aggregate Working      |               $30,000,000   | $45,000,000  |            |
           |   Capital Advances      |              |    to        |    to        |            |
           |     through the         |              |$44,999,999   | $70,000,000  |            |
           |     Sale Date           |$30,000,000   |              |              |$70,000,000 |
           |                         |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         Up to $400,000  |  -2,087,257  | -2,270,475   | -2,449,667   | -2,537,794 |
           -------------------------------------------------------------------------------------
           |         $400,001 to     |  -1,852,363  | -2,087,257   | -2,315,645   | -2,427,483 |
           |$500,000                 |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         $500,001 to     |  -1,610,681  | -1,899,876   | -2,179,378   | -2,315,645 |
           |$600,000                 |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         $600,001 to     |  -1,361,912  | -1,708,187   | -2,040,807   | -2,202,247 |
           |$700,000                 |              |              |              |            |
           |                         |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         $700,001 to     |  -1,105,741  | -1,512,041   | -1,899,876   | -2,087,257 |
           |$800,000                 |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         $800,001 to     |    -841,831  | -1,311,280   | -1,756,521   | -1,970,640 |
           |$900,000                 |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         $900,001 to     |    -569,827  | -1,105,741   | -1,610,681   | -1,852,363 |
           |$1,000,000               |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         $1,000,001 to   |    -289,351  |   -895,249   | -1,462,290   | -1,732,388 |
           |$1,100,000               |              |              |              |            |
           -------------------------------------------------------------------------------------
           |         Over            |        0.00  |   -679,624   | -1,311,280   | -1,610,681 |
           |$1,100,001               |              |              |              |            |
           -------------------------------------------------------------------------------------


                    "Aggregate Working Capital Advances" means the aggregate amount of the Interim Advance and the Working Capital Advances made pursuant to Section 2.2 of the Securities Purchase Agreement.

                    "Sale Date" means the date the Company or a subsidiary thereof executes a binding and enforceable written agreement with a Buyer for an Asset Sale or the sale of the capital stock of a subsidiary of the Company.

                    "Sale Price" means the gross proceeds received from an Asset Sale or the sale of the capital stock of the subsidiary of the Company which holds the License.